Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GenMark Diagnostic, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30,2012 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, Hany Massarany, Chief Executive Officer of the Company, and Richard B. Slansky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2012	/s/ Hany Massarany
Hany Massarany,
Chief Executive Officer

Dated: November 8, 2012	/s/ Richard B. Slansky
Richard B. Slansky,
Chief Financial Officer